Exhibit 99.1

BEMAG TRANSFORMER INC.
FINANCIAL STATEMENTS
JUNE 30, 2011

BEMAG TRANSFORMER INC.
FINANCIAL STATEMENTS
JUNE 30, 2011

SUMMARY
Page
Independent Auditor's Report	2 - 3
Balance Sheet	4
Statement of Retained Earnings	5
Statement of Earnings	6
Statement of Cash Flow	7
Notes to Financial Statements	8 - 21

INDEPENDENT AUDITOR'S REPORT

To the Shareholders of
BEMAG TRANSFORMER INC.

We have audited the accompanying financial statements of BEMAG TRANSFORMER INC., which comprise the balance sheet as at June 30, 2011  and the statements of earnings, retained earnings and cash flows for the year then ended, and a summary of significant accounting policies and other explanatory information.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Canadian generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained in our audit is sufficient and appropriate to provide a basis for our qualified audit opinion.

Basis for Qualified Opinion

Because we were appointed auditors of the Company during the current year, we were not able to observe the counting of physical inventories at the beginning of the year nor satisfy ourselves concerning those inventory quantities by alternative means.  Since opening inventories enter into the determination of the results of operations and cash flows, we were unable to determine whether adjustments to cost of sales, income taxes, net earnings for the year, opening retained earnings and cash provided from operations might be necessary.

Qualified Opinion

In our opinion, except for the possible effects of the matter described in the Basis for Qualified Opinion paragraph, the financial statements present fairly, in all material respects, the financial position of BEMAG TRANSFORMER INC. as at June 30, 2011  and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Other Matter

The financial statements of BEMAG TRANSFORMER INC. for the year ended June 30, 2010 have not been audited.  We do not express any opinion on these comparative figures.

Blain, Joyal, Charbonneau CA1
Sainte-Julie
November 10 , 2011

______________________
1CA auditor permit No. 13302

BEMAG TRANSFORMER INC.
BALANCE SHEET
AS AT JUNE 30, 2011

	2011	2010
ASSETS
CURRENT ASSETS
Accounts receivable (note 4)	$2,938,718	$2,812,896
Inventories (note 5)	3,213,332	2,825,355
Investment tax credit receivable	174,517	217,665
Prepaid expenses	28,597	8,465
Future income taxes	3,220	-
	6,358,384	5,864,381
PROPERTY, PLANT AND EQUIPMENT (note 6)	1,807,153	1,682,304
	$8,165,537	$7,546,685
LIABILITIES
CURRENT LIABILITIES
Bank overdraft	$525,372	$948,699
Bank loan (note 7)	1,310,000	980,000
Accounts payable and accrued liabilities (note 8)	1,819,108	1,149,624
Income taxes payable	13,943	49,984
Current portion of long-term debt (note 9)	438,568	303,600
	4,106,991	3,431,907
LONG-TERM DEBT (note 9)	951,967	697,292
FUTURE INCOME TAXES	228,879	174,096
RETRACTABLE SHARES (note 10)	20	20
	5,287,857	4,303,315
SHAREHOLDERS' EQUITY
ISSUED CAPITAL (note 10)
Preferred shares retractable at $3,210,000 at the option of the holder	92	100
Other shares	100	100
	192	200
CONTRIBUTED SURPLUS (note 11)	246,830	246,830
RETAINED EARNINGS	2,630,658	2,996,340
	2,877,680	3,243,370
	$8,165,537	$7,546,685

COMMITMENTS (note 12)

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.
STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED JUNE 30, 2011

	2011	2010

BALANCE, BEGINNING OF YEAR	$2,996,340	$2,830,890
NET EARNINGS	143,919	165,450
PREMIUM ON REDEMPTION OF SHARES	(289,992)	-
	2,850,267	2,996,340

DIVIDENDS	219,609	-
BALANCE, END OF YEAR	$2,630,658	$2,996,340

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.
STATEMENT OF EARNINGS
FOR THE YEAR ENDED JUNE 30, 2011

	2011	2010

SALES	$14,876,985	$13,874,512
COST OF SALES (including amortization of $108,337; 2010 - $113,974)	11,863,845	11,502,481
GROSS MARGIN	3,013,140	2,372,031
EXPENSES
Selling, general and administrative expenses	2,586,004	1,895,066
Financial expenses	151,127	107,321
Research and development	87,869	289,358
Research and development tax credits	(61,069)	(217,665)
Foreign exchange loss (gain)	(47,767)	25,127
Amortization	86,213	82,857
	2,802,377	2,182,064
EARNINGS BEFORE INCOME TAXES	210,763	189,967
INCOME TAXES
Current (recovered)	15,281	(17,461)
Future	51,563	41,978
	66,844	24,517
NET EARNINGS	$143,919	$165,450

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.
STATEMENT OF CASH FLOW
FOR THE YEAR ENDED JUNE 30, 2011

	2011	2010

OPERATING ACTIVITIES (note 13)

Net earnings	$143,919	$165,450
Non-cash items:
Amortization of property, plant and equipment	194,550	196,831
Gain on disposal of property, plant and equipment	(7,832)	-
Future income taxes	51,563	41,978
	382,200	404,259
Net change in non-cash working capital items (note 13)	(659,209)	(580,329)
	(277,009)	(176,070)

INVESTING ACTIVITIES

Changes in advances to a company under common control	711,197	-
Changes in advances to shareholders	90,672	(128,838)
Acquisition of property, plant and equipment	(411,752)	(679,479)
Proceeds from sale of property, plant and equipment	40,185	799,580
	430,302	(8,737)

FINANCING ACTIVITIES

Issuance of class H shares	10	-
Redemption of class H shares	(10)	-
Bank indebtedness	(423,327)	948,699
Changes in bank loan	330,000	(593,500)
Repayment of note payable	-	(400,000)
Repayment of advances from a shareholder	-	(296)
Long-term debt	861,374	400,000
Repayment of long-term debt	(471,731)	(324,287)
Repurchase of class D shares	(230,000)	-
Dividends	(219,609)	-
	(153,293)	30,616
DECREASE IN BANK OVERDRAFT	-	(154,191)
BANK OVERDRAFT, BEGINNING OF YEAR	-	154,191
BANK OVERDRAFT, END OF YEAR	$-	$-

The accompanying notes are an integral part of these financial statements.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

1.DESCRIPTION OF THE BUSINESS

The Company, incorporated under the Canada Business Corporations Act, manufactures and distributes transformers.

2.SIGNIFICANT ACCOUNTING POLICIES

Private enterprises are not required to apply the following Sections of the CICA Handbook: 1530, 3855, 3862, 3863 and 3865 which would otherwise have applied to the financial statements of the Company for the year ended June 30, 2011. The Company has elected to use this exemption and applies the requirements of Section 3860 and of Accounting Guideline 13 (AcG-13) of the CICA Handbook.

The Company, with the unanimous consent of its shareholders, has elected to prepare its financial statements in accordance with Canadian generally accepted accounting principles, using the differential reporting options described below available to non-publicly accountable enterprises. The significant accounting policies are:

Differential reporting options

Share capital

The Company has elected to present Class D and E shares issued in tax planning arrangements under the Income Tax Act as equity. The Company would have otherwise presented these shares as liabilities.

Financial instruments

The Company has elected to disclose fair value information only for financial assets and liabilities for which fair value is readily obtainable.

Cash and cash equivalents

Cash and cash equivalents comprises cash on hand, demand deposits and investments with an original maturity at the date of purchase of three months or less.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventories

Raw materials are valued at the lower of cost and net realizable value, the cost being determined using the first in, first out method. Net realizable value is the estimated selling price in the normal course of business less the estimated costs of completion and the estimated necessary selling costs.

Work in process and finished goods are valued at the lower of weigthted average production cost and net realizable value. The cost of work in process and finished goods includes the cost of raw materials and the applicable share of the cost of labour and fixed and variable production overheads. Net realizable value is the estimated selling price less the estimated cost of completion and the estimated necessary selling cost.

Periodical reviews of the inventory are performed for excess inventory, obsolescence and declines in market value below cost and allowances are recorded against the inventory balance for any such declines. The Company writes down the value of ending inventory for obsolete and unmarketable inventory equal to the difference between the cost of inventory and the estimated market value. These reviews require management to estimate future demand for products and evaluate market conditions. Possible changes in these estimates could result in a write-down of inventory. If actual market conditions are less favorable than those projected, additional inventory write-downs may be required.

Property, plant and equipment

Property, plant and equipment are recorded at cost . Amortization is based on their estimated useful life using the following methods, rates and periods:

	Methods
Security equipment	Straight-line method	5%
Machinery and equipment	Straight-line method	5% and 10%
Bridge crane	Declining balance	20%
Automotive equipment	Declining balance	30%
Office furniture	Declining balance	20%
Computer hardware	Declining balance	30%
Leasehold improvements	Straight-line method	Terms of the lease
Machinery under construction	Not depreciated

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

Long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. An impairment loss is recognized when their carrying value exceeds the total undiscounted cash flows expected from their use and eventual disposition. The amount of the impairment loss is determined as the excess of the carrying value of the asset over its fair value.

Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, future income taxes are recognized based on the expected future tax consequences of differences between the carrying amount of balance sheet items and their corresponding tax basis, using the enacted and substantively enacted income tax rates for the years in which the differences are expected to reverse. Future income tax assets are recognized to the extent it is more likely than not they will be realized.

Foreign currency translation

The Company uses the temporal method to translate its foreign currency transactions. Monetary assets and liabilities are translated at the exchange rates in effect at the balance sheet date. Revenues and expenses are translated at average rates for the year. Translation gains or losses are included in earnings.

Derivative financial instruments

Derivative financial instruments held for trading or speculative purposes or that are not eligible for hedge accounting are recognized on the balance sheet at their fair value, with changes in fair value recognized in net earnings.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

2.SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition and accrued warranty reserve

Revenue is recognized when (1) persuasive evidence of an arrangement exists, (2) delivery occurs, (3) the sales price is fixed or determinable, (4) collectibility is reasonably assured and (5) customer acceptance criteria, if any, have been successfully demonstrated. Revenue is recognized on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyer upon delivery, provided that the Company maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold. There are no further obligations on the part of the Company subsequent to revenue recognition, except when customers have the right of return or when the Company warrants the product. The Company records a provision for future returns, based on historical experience at the time of shipment of products to customers. The Company warrants some of its products against defects in design, materials and workmanship for a period of one year. The Company records a provision for estimated future warranty costs based on historical relationship of warranty claims to sales at the time of shipment of products to customers. The Company periodically reviews the adequacy of its product warranties and adjusts, if necessary, the warranty percentage and accrued warranty reserve for actual experience. As at June 30, 2011, the accrued warranty reserve amounted to $22,000 (2010 - $NIL).

Use of estimates

The preparation of financial statements in conformity with Canadian generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The financial statements include estimates based on currently available information and management's judgment as to the outcome of future conditions and circumstances. Significant estimates in these financial statements include inventory provision, useful lives and impairment of long-lived assets, allowance for doubtful accounts and investment tax credits. Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of the financial statements and actual results could differ from the estimates and assumptions.

Research and development tax credits

Research and development tax credits are accounted for in reduction of operating expenses.

Capital grants and research and development tax credits are accounted for in reduction of related property, plant and equipment cost.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

3.CHANGE IN ACCOUNTING POLICY

Future accounting changes

New accounting framework

The CICA has issued a new accounting framework applicable to Canadian private enterprises. Effective for fiscal years beginning on January 1, 2011, private enterprises will have to choose between International Financial Reporting Standards (IFRS) and Generally accepted accounting principles for private enterprises, whichever suits them best. Early adoption of these standards is permitted. The Company currently plans to adopt the new accounting standards for private enterprises for its fiscal year beginning on July 1, 2011. The impact of this transition has not yet been determined.

4.ACCOUNTS RECEIVABLE

	2011	2010

Trade	$2,799,053	$1,868,339
Advances to shareholders, non-interest-bearing	38,166	128,838
Other receivables	1,670	4,693
Company under common control, non-interest-bearing	99,829	811,026
	$2,938,718	$2,812,896

Accounts receivable as at June 30, 2011 include approximately $NIL (June 30, 2010 - $2,281) receivable in U.S. currency (U.S.$NIL; June 30, 2010 - U.S.$2,151).

5.INVENTORIES

	2011	2010

Raw materials	$2,091,296	$1,716,875
Work in process	239,304	440,095
Finished goods	882,732	668,385
	$3,213,332	$2,825,355

The write-down of inventories to their net realizable value amounted to approximately $156,284 (2010 - $NIL).

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

6.PROPERTY, PLANT AND EQUIPMENT

		2011		2010
		Accumulated	Net	Net
	Cost	amortization	value	value

Security equipment	$42,665	$26,800	$15,865	$17,998
Machinery and equipment	2,059,427	981,284	1,078,143	1,062,499
Bridge crane	58,637	50,758	7,879	9,849
Automotive equipment	160,574	138,483	22,091	88,966
Office furniture	97,737	67,691	30,046	36,181
Computer hardware	354,694	242,917	111,777	131,657
Leasehold improvements	3,984	3,984	-	2,971
Machinery under construction	541,352	-	541,352	332,183
	$3,319,070	$1,511,917	$1,807,153	$1,682,304

During the year, a tax credit for investment of $9,910 (2010 - NIL) and a research and development tax credit of $113,448 (2010 - NIL) were recorded for in reduction of property, plant and equipment.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

7.BANK LOAN

As at June 30, 2011, the Company had a line of credit amounting to $2,000,000. The line of credit cannot exceed 75% of eligible accounts receivable, 50% of eligible raw materials and finished goods up to $1,150,000. The line of credit bears interest at the bank prime rate plus 0.75%.

The Company also has a line of credit up to U.S.$300,000 and a foreign exchange risk facility up to $300,000.

The credit facilities are secured by a general assignment of accounts receivable and inventories, by a first rank movable hypothec of $4,000,000 on all the assets of the Company, tangible and intangible, present and future and by a $1,000,000 guarantee from a company under common control.

Under the terms of the bank loan, the Company must satisfy certain financial covenants such as a minimum capital ratio of 1.2:1, a debt/equity ratio not exceeding 2.5:1 and a minimum fixed costs coverage of 1.1:1. As at June 30, 2011, the Company was in compliance with these requirements.

Subsequent to the year end, the Company entered into a new credit facility agreement with its parent company, as explained in the subsequent event note (note 18).

8.ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	2011	2010

Accounts payable and accrued liabilities	$1,554,175	$891,038
Salaries and vacation payable	211,363	214,950
Sales tax payable	53,570	43,636
	$1,819,108	$1,149,624

Accounts payable and accrued liabilities as at June 30, 2011 include approximately $331,045 (June 30, 2010 - $83,722) payable in U.S. currency (U.S.$343,229; June 30, 2010 - U.S.$78,941).

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

9.LONG-TERM DEBT

	2011	2010
Term bank loan, bearing interest at bank prime rate plus 1.5%, National Bank of Canada, payable until November 2012 by monthly instalments of $6,964 plus interest (1)	$118,393	$201,964
Term bank loan, bearing interest at 6.25%, National Bank of Canada, payable until June 2015 by monthly instalments of $4,762, interest included (1)	290,476	342,857
Term bank loan, bearing interest at bank prime rate plus 1.5%, National Bank of Canada, payable until August 2012 by monthly instalments of $6,964 plus interest (1)	111,428	181,071
Term bank loan, bearing interest at bank prime rate plus 3.0%, Fonds de Solidarité FTQ Inc., payable until March 2013 by monthly instalments of $8,333 plus interest	175,000	275,000
Term bank loan, bearing interest at 6.25%, National Bank of Canada, payable until June 2015 by monthly instalments of $9,524 plus interest, renewable in June 2015 (1)	695,238	-
	1,390,535	1,000,892
Current portion of long-term debt	438,568	303,600
	$951,967	$697,292

(1) Under the terms of the bank loan, the Company must satisfy certain financial ratios such as a minimum capital ratio of 1.2:1, a debt/equity ratio not exceeding 2.5:1 and a minimum fixed costs coverage of 1.1:1. As at June 30, 2011, the Company was in compliance with these requirements.

Subsequent to the year end, the Company entered into a new credit facility agreement with its parent company, as explained in the subsequent event note (note 18).

As security for the term loans in the amount of $1,215,535, the Company has pledged all of its assets to a limit of $4,000,000.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

9.        LONG-TERM DEBT (continued)

Long-term debt principal repayments over the five years are the following:

2012	$438,568
2013	$309,117
2014	$171,432
2015	$233,332
2016	$114,288

10. ISSUED CAPITAL

Authorized:

Unlimited number of Class A shares, participating, voting, without par value

Unlimited number of Class B shares, participating, non-voting, without par value

Unlimited number of Class C shares, non-participating, voting, without par value, redeemable by the Company or the shareholder at their paid-up amount, without dividend

Unlimited number of Class D shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 0.5% calculated on the redemption price

Unlimited number of Class E shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 0.75% calculated on the redemption price

Unlimited number of Class F shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at the consideration received upon issue, with a non-cumulative preferred monthly dividend of 1% calculated on the redemption price

Unlimited number of Class G shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at their paid-up amount with a non-cumulative preferred monthly dividend which the rate or the amount is determined by the board of director

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

10.      ISSUED CAPITAL (continued)

Authorized: (continued)

Unlimited number of Class H shares, non-participating, non-voting, without par value, redeemable at the option of the Company or the holder at their paid-up amount with a non-cumulative preferred dividend which the rate or the amount is determined by the board of director

	2011	2010

Issued and paid:

Presented as liabilities

200 Class C retractable shares	$ 20	$ 20
Presented as equity
100 Class A shares	$100	$100
2,960,000 Class D shares, retractable at $1 per share (3,250,000 in 2010)	85	93
250,000 Class E shares, retractable at $1 per share	7	7
	$ 192	$ 200

During the year, the Company cancelled 8 Class D shares in consideration of the transfer of automotive equipment amounting to approximately $60,000 and the transfer of a loan receivable shareholder amounting to approximately $230,000.  As a result, the stated value of the Class D shares has been reduced by $8 and the excess of $289,992 has been charged to retained earnings.

During the same period the Company issued 10 Class H shares for a consideration of $10. Therefore, the stated value of the Class H shares has been increased by $10.  The Company subsequently repurchased 10 Class H shares for a cash consideration of $10 and therefore the stated capital of Class H shares has been reduced by $10.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

11.CONTRIBUTED SURPLUS

In 2010, the Company transferred property, plant and equipment to a company under common control for a cash consideration of $799,580. The sale price represents the directors' best estimate of the current value of the property, plant and equipment. The transaction has been measured in these financial statements at the carrying amount of the property, plant and equipment previously recognized in the accounts of the Company, which amounts to $480,978. The difference between the cash received and the carrying amount of the property, plant and equipment less current and future income taxes of $61,084 and $10,688 respectively, has been credited to contributed surplus.

12.COMMITMENTS

The Company is committed under non cancellable operating leases for its facilities to pay $135,000 to a shareholder during the next year.

13.CASH FLOWS

Cash flows from interest and income taxes
	2011	2010

Interest paid	$130,179	$98,550
Income taxes paid (received)	$51,322	$(132,939)

Net change in non-cash working capital items

	2011	2010

Accounts receivable	$(927,691)	$(613,565)
Inventories	(387,977)	211,832
Investment tax credits receivable	43,148	-
Prepaid expenses	(20,132)	13,665
Accounts payable and accrued liabilities	669,484	(90,012)
Income taxes	(36,041)	(102,249)
	$(659.209)	$(580,329)

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

14.PENSION PLAN

The Company has a defined contribution pension plan offered to basically all employees. The Company contributes to the plan for an amount equal of the employees contributions up to a maximum of 3% of their salaries. The benefit cost for 2011 amount to approximately $38,671 (2010 - $33,349).

15.COMPARATIVE FIGURES

The presentation of certain accounts of the previous year has been changed to conform with the presentation adopted for the current year.

16.FINANCIAL INSTRUMENTS

Risk management policy

The Company is exposed to various risks through its financial instruments. The following analysis provides a measure of the risks at the balance sheet date.

Currency risk

The Company realizes approximately 62% of its purchase and 9% of its sales in U.S. dollars and is thus exposed to the fluctuations in the currencies. The Company manages actively this risk.

The bank overdraft as at June 30, 2011 include approximately $166,055 (2010 - $483,186) in U.S. curreny (U.S.$160,160; 2010 - $455,578).

Credit risk

The Company provides credit to its customers in the normal course of its operations. It carries out, on a continuing basis, credit checks on its customers and maintains provisions for contingent credit losses. Three customers represent 42% (2010 - two customers - 44%) of the Company's accounts receivable as at June 30, 2011. At the date of the preparation of the financial statements, 68% of the amount had been cashed in.

Interest rate risk

The Company is subject to interest rate risk since its borrowings bear variable interest rates.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

16.FINANCIAL INSTRUMENTS (continued)

Fair value

The Company has elected not to disclose fair value information about financial assets and liabilities for which fair value was not readily obtainable. The fair value of the other assets and liabilities has been established as follows:

The Fair value of accounts receivable, bank overdraft, bank loan and accounts payable and accrued liabilities is approximately equal to their carrying values to their short-term maturity.

17.RELATED PARTY TRANSACTIONS

The following table presents a summary of the related party transactions during the year:

	2011	2010

Company under common control
Sales	$969,497	$1,616,768
Purchases	$2,083,315	$1,192,616
Management fees	$20,455	$-

Shareholder
Rental expenses	$120,000	$120,000

These transactions were concluded in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

As at June 30, 2011, the Company acquired inventory and accounts receivable from a Company under common control for a value of $541,398 ($U.S. 522,182) and $168,867 ($U.S. 175,083) respectively. In consideration of these assets, the Company reduced its accounts receivable from this related company of the same amounts. These transactions were measured at the carrying value of the assets acquired.

As of June 30, 2011, the Company sold automotive equipment to a Company under common control and a shareholder for a value of $20,615 and $67,085 respectively. These transactions were measured at the carrying value of the assets sold.

BEMAG TRANSFORMER INC.
NOTES TO FINANCIAL STATEMENTS
AS AT JUNE 30, 2011

18.ECONOMIC DEPENDANCE

During the year, sales to three clients represented 48% of total sales.

19.SUBSEQUENT EVENT

On May 13, 2011, the shareholders of the Company entered into an agreement to sell all the issued and outstanding shares of the Company, effective as of July 1, 2011.

On July 1, 2011, the company entered into a new credit facility agreement with its parent company to refinance the bank indebtedness, bank loan and long-term debt previously held by National Bank of Canada and Fonds de Solidarité FTQ Inc.

The credit facility held by National Bank of Canada and the long-term debt held by the Fonds de Solidarité FTQ Inc. were paid in July 2011.